                                  EXHIBIT 10.19

THIS WARRANT AND THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY STATE SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS REGISTERED UNDER THE SECURITIES ACT AND UNDER APPLICABLE STATE SECURITIES LAWS OR HIENERGY TECHNOLOGIES, INC. SHALL HAVE RECEIVED AN OPINION OF ITS COUNSEL THAT REGISTRATION OF SUCH SECURITIES UNDER THE SECURITIES ACT AND UNDER THE PROVISIONS OF APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED.

                               WARRANT TO PURCHASE

                             SHARES OF COMMON STOCK

                                       OF

                           HIENERGY TECHNOLOGIES, INC.


                            Expires: October 31, 2007

No.:  W-___                                      Number  of  Shares:  _________
Date  of  Issuance:  October  31,  2002


     FOR VALUE RECEIVED, subject to the provisions hereinafter set forth, the undersigned, HiEnergy Technologies, Inc., a Delaware corporation (together with its successors and assigns, the "Issuer"), hereby certifies that
                                      -------
______________________ or its registered assigns is entitled to subscribe for and purchase, during the period specified in this Warrant, up to _____________________________ (_________) shares (subject to adjustment as hereinafter provided) of the duly authorized, validly issued, fully paid and non-assessable Common Stock of the Issuer, at an exercise price per share equal to the Warrant Price then in effect, subject, however, to the provisions and upon the terms and conditions hereinafter set forth. Capitalized terms used in this Warrant and not otherwise defined herein shall have the respective meanings specified in Section 9 hereof.

     1.     Term.  The  right  to  subscribe  for and purchase shares of Warrant
            ----
Stock represented hereby shall commence on October 31, 2002 and shall expire at 5:00 p.m., eastern time, on October 31, 2007 (such period being the "Term").
                                                                         ----

2.     Method  of  Exercise  Payment;  Issuance  of  New  Warrant;  Transfer and
       -------------------------------------------------------------------------
Exchange.

     (a)     Time  of Exercise.  The purchase rights represented by this Warrant
             -----------------
may be exercised in whole or in part at any time and from time to time during the Term commencing on October 31, 2002.

     (b)     Method  of  Exercise.  The Holder hereof may exercise this Warrant,
             --------------------
in whole or in part, by the surrender of this Warrant (with the exercise form attached hereto duly executed) at the principal office of the Issuer, and by the payment to the Issuer of an amount of consideration therefor equal to the Warrant Price in effect on the date of such exercise multiplied by the number of shares of Warrant Stock with respect to which this Warrant is then being exercised, payable at such Holder's election (i) by certified or official bank check or by wire transfer to an account designated by the Issuer, (ii) by "cashless exercise" in accordance with the provisions of subsection (c) of this
Section 2, but only when a registration statement under Securities Act qualifying a public offering of the Warrant Stock is not then in effect, or
(iii) by a combination of the foregoing methods of payment selected by the Holder of this Warrant.

     (c)     Cashless Exercise.  Notwithstanding any provisions herein to the
             -----------------
contrary, if the Per Share Market Value of one share of Common Stock is greater than the Warrant Price (at the date of calculation as set forth below), in lieu of exercising this Warrant by payment of cash, the Holder may exercise this Warrant by a cashless exercise and shall receive the number of shares of Common Stock equal to an amount (as determined below) by surrender of this Warrant at the principal office of the Issuer together with the properly endorsed Notice of Exercise in which event the Issuer shall issue to the Holder a number of shares of Common Stock computed using the following formula:


          X = Y - (A)(Y)
                  ------
                    B

Where     X =     the number of shares of Common Stock to be issued to the
                  Holder.

          Y =     the number of shares of Common Stock purchasable upon exercise of all of the Warrant or, if only a portion of the Warrant is being exercised, the portion of the Warrant being exercised.

          A =     the Warrant Price.

          B  =    the  Per  Share  Market  Value  of one share of Common Stock.

(d)     Issuance  of  Stock  Certificates.  In  the event of any exercise of the
        ---------------------------------
rights represented by this Warrant in accordance with and subject to the terms and conditions hereof, (i) certificates for the shares of Warrant Stock so purchased shall be dated the date of such exercise and delivered to the Holder hereof within a reasonable time, not exceeding three (3) Trading Days after such exercise or, at the request of the Holder, issued and delivered to the Depository Trust Company ("DTC") account on the Holder's behalf via the Deposit
                            ---
Withdrawal  Agent  Commission  System  ("DWAC")  within  a  reasonable time, not
                                         ----
exceeding three (3) Trading Days after such exercise, and the Holder hereof shall be deemed for all purposes to be the Holder of the shares of Warrant Stock so purchased as of the date of such exercise and (ii) unless this Warrant has expired, a new Warrant representing the number of shares of Warrant Stock, if any, with respect to which this Warrant shall not then have been exercised (less any amount thereof which shall have been canceled in payment or partial payment of the Warrant Price as hereinabove provided) shall also be issued to the Holder hereof at the Issuer's expense within such time.

     (e)     Transferability  of Warrant.  Subject to Section 2(g), this Warrant
             ---------------------------
may be transferred by a Holder within the H.C. Wainwright & Co., Inc. without the consent of the Issuer. If transferred pursuant to this paragraph and subject to the provisions of subsection (g) of this Section 2, this Warrant may be transferred on the books of the Issuer by the Holder hereof in person or by duly authorized attorney, upon surrender of this Warrant at the principal office of the Issuer, properly endorsed (by the Holder executing an assignment in the form attached hereto) and upon payment of any necessary transfer tax or other governmental charge imposed upon such transfer. This Warrant is exchangeable at the principal office of the Issuer for Warrants for the purchase of the same aggregate number of shares of Warrant Stock, each new Warrant to represent the right to purchase such number of shares of Warrant Stock as the Holder hereof shall designate at the time of such exchange. All Warrants issued on transfers or exchanges shall be dated the Original Issue Date and shall be identical with this Warrant except as to the number of shares of Warrant Stock issuable pursuant hereto.

     (f)     Continuing Rights of Holder.  The Issuer will, at the time of or at
             ---------------------------
any time after each exercise of this Warrant, upon the request of the Holder hereof, acknowledge in writing the extent, if any, of its continuing obligation to afford to such Holder all rights to which such Holder shall continue to be entitled after such exercise in accordance with the terms of this Warrant, provided that if any such Holder shall fail to make any such request, the failure shall not affect the continuing obligation of the Issuer to afford such rights to such Holder.

     (g)     Compliance  with  Securities  Laws.
             -----------------------------------

     (i) The Holder of this Warrant, by acceptance hereof, acknowledges that this Warrant or the shares of Warrant Stock to be issued upon exercise hereof are being acquired solely for the Holder's own account and not as a nominee for any other party, and for investment, and that the Holder will not offer, sell or otherwise dispose of this Warrant or any shares of Warrant Stock to be issued upon exercise hereof except pursuant to an effective registration statement, or an exemption from registration, under the Securities Act and any applicable state securities laws.

     (ii) Except as provided in paragraph (iii) below, this Warrant and all certificates representing shares of Warrant Stock issued upon exercise hereof shall be stamped or imprinted with a legend in substantially the following form:

          THIS WARRANT AND THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY STATE SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS REGISTERED UNDER THE SECURITIES ACT AND UNDER

          APPLICABLE STATE SECURITIES LAWS OR HIENERGY TECHNOLOGIES, INC. SHALL HAVE RECEIVED AN OPINION OF ITS COUNSEL THAT REGISTRATION OF SUCH SECURITIES UNDER THE SECURITIES ACT AND UNDER THE PROVISIONS OF
          APPLICABLE  STATE  SECURITIES  LAWS  IS  NOT  REQUIRED.

     (iii) The restrictions imposed by this subsection (e) upon the transfer of this Warrant or the shares of Warrant Stock to be purchased upon exercise hereof shall terminate (A) when such securities shall have been resold pursuant to an effective registration statement under the Securities Act, (B) upon the Issuer's receipt of an opinion of counsel, in form and substance reasonably satisfactory to the Issuer, addressed to the Issuer to the effect that such restrictions are no longer required to ensure compliance with the Securities Act and state securities laws or (C) upon the Issuer's receipt of other evidence reasonably satisfactory to the Issuer that such registration and qualification under the Securities Act and state securities laws are not required. Whenever such restrictions shall cease and terminate as to any such securities, the Holder thereof shall be entitled to receive from the Issuer (or its transfer agent and registrar), without expense (other than applicable transfer taxes, if any), new Warrants (or, in the case of shares of Warrant Stock, new stock certificates) of like tenor not bearing the applicable legend required by paragraph (ii) above relating to the Securities Act and state securities laws.

     3.     Stock  Fully  Paid;  Reservation  and  Listing of Shares; Covenants.
            -------------------------------------------------------------------

     (a)     Stock  Fully  Paid.  The Issuer represents, warrants, covenants and
             ------------------
agrees that all shares of Warrant Stock which may be issued upon the exercise of this Warrant or otherwise hereunder will, upon issuance, be duly authorized, validly issued, fully paid and non-assessable and free from all taxes, liens and charges created by or through Issuer. The Issuer further covenants and agrees that during the period within which this Warrant may be exercised, the Issuer will at all times have authorized and reserved for the purpose of the issue upon exercise of this Warrant a sufficient number of shares of Common Stock to provide for the exercise of this Warrant.

     (b)     Reservation.  If any shares of Common Stock required to be reserved
             -----------
for issuance upon exercise of this Warrant or as otherwise provided hereunder require registration or qualification with any governmental authority under any federal or state law before such shares may be so issued, the Issuer will, upon notice from the Holder of such requirement, in good faith use its best efforts as expeditiously as possible at its expense to cause such shares to be duly registered or qualified. If the Issuer shall list any shares of Common Stock on any securities exchange or market it will, at its expense, list thereon, maintain and increase when necessary such listing, of, all shares of Warrant Stock from time to time issued upon exercise of this Warrant or as otherwise provided hereunder, and, to the extent permissible under the applicable securities exchange rules, all unissued shares of Warrant Stock which are at any time issuable hereunder, so long as any shares of Common Stock shall be so listed. The Issuer will also so list on each securities exchange or market, and will maintain such listing of, any other securities which the Holder of this Warrant shall be entitled to receive upon the exercise of this Warrant if at the time any securities of the same class shall be listed on such securities exchange or market by the Issuer.

     (c)     Covenants.  The  Issuer  shall not by any action including, without
             ---------
limitation, amending the certificate of incorporation or the bylaws of the Issuer, or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of the Holder hereof against dilution (to the extent specifically provided herein) or impairment. Without limiting the generality of the foregoing, the Issuer will (i) not permit the par value, if any, of its Common Stock to exceed the then effective Warrant Price, (ii) not amend or modify any provision of the Certificate of Incorporation or by-laws of the Issuer in any manner that would adversely affect the rights of the Holders of the Warrants, (iii) take all such action as may be reasonably necessary in order that the Issuer may validly and legally issue fully paid and nonassessable shares of Common Stock, free and clear of any liens, claims, encumbrances and restrictions (other than as provided herein) upon the exercise of this Warrant, and (iv) use its best efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof as may be reasonably necessary to enable the Issuer to perform its obligations under this Warrant.

(d)     Loss,  Theft,  Destruction  of  Warrants.  Upon  receipt  of  evidence
        ----------------------------------------
satisfactory to the Issuer of the ownership of and the loss, theft, destruction or mutilation of any Warrant and, in the case of any such loss, theft or destruction, upon receipt of indemnity or security satisfactory to the Issuer or, in the case of any such mutilation, upon surrender and cancellation of such Warrant, the Issuer will make and deliver, in lieu of such lost, stolen, destroyed or mutilated Warrant, a new Warrant of like tenor and representing the right to purchase the same number of shares of Common Stock.

     4.     Adjustment of Warrant Price and Warrant Share Number.  The number of
            ----------------------------------------------------
shares of Common Stock for which this Warrant is exercisable, and the price at which such shares may be purchased upon exercise of this Warrant, shall be subject to adjustment from time to time as set forth in this Section 4. The Issuer shall give the Holder notice of any event described below which requires an adjustment pursuant to this Section 4 in accordance with Section 5.

     (a)     Recapitalization,  Reorganization, Reclassification, Consolidation,
             -------------------------------------------------------------------
Merger  or  Sale.
----------------

     (i) In case the Issuer after the Original Issue Date shall do any of the following (each, a "Triggering Event"): (a) consolidate with or merge into any
                      ----------------
other Person and the Issuer shall not be the continuing or surviving corporation of such consolidation or merger, or (b) permit any other Person to consolidate with or merge into the Issuer and the Issuer shall be the continuing or surviving Person but, in connection with such consolidation or merger, any
                                      -5-

Capital Stock of the Issuer shall be changed into or exchanged for Securities of any other Person or cash or any other property, or (c) transfer all or substantially all of its properties or assets to any other Person, or (d) effect a capital reorganization or reclassification of its Capital Stock, then, and in the case of each such Triggering Event, proper provision shall be made so that, upon the basis and the terms and in the manner provided in this Warrant, the Holder of this Warrant shall be entitled upon the exercise hereof at any time after the consummation of such Triggering Event, to the extent this Warrant is not exercised prior to such Triggering Event, to receive at the Warrant Price in effect at the time immediately prior to the consummation of such Triggering Event in lieu of the Common Stock issuable upon such exercise of this Warrant prior to such Triggering Event, the Securities, cash and property to which such Holder would have been entitled upon the consummation of such Triggering Event if such Holder had exercised the rights represented by this Warrant immediately prior thereto, subject to adjustments (subsequent to such corporate action) as nearly equivalent as possible to the adjustments provided for elsewhere in this
Section  4.

     (ii) Notwithstanding anything contained in this Warrant to the contrary, the Issuer will not effect any Triggering Event if, prior to the consummation thereof, each Person (other than the Issuer) which may be required to deliver any Securities, cash or property upon the exercise of this Warrant as provided herein shall assume, by written instrument delivered to, and reasonably satisfactory to, the Holder of this Warrant, (A) the obligations of the Issuer under this Warrant (and if the Issuer shall survive the consummation of such Triggering Event, such assumption shall be in addition to, and shall not release the Issuer from, any continuing obligations of the Issuer under this Warrant) and (B) the obligation to deliver to such Holder such shares of Securities, cash or property as, in accordance with the foregoing provisions of this subsection
(a), such Holder shall be entitled to receive, and such Person shall have similarly delivered to such Holder an opinion of counsel for such Person, which counsel shall be reasonably satisfactory to such Holder, stating that this Warrant shall thereafter continue in full force and effect and the terms hereof (including, without limitation, all of the provisions of this subsection (a)) shall be applicable to the Securities, cash or property which such Person may be required to deliver upon any exercise of this Warrant or the exercise of any rights pursuant hereto.

     (b)     Stock Dividends, Subdivisions and Combinations.  If at any time the
             ----------------------------------------------
Issuer  shall:

          (i) take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend payable in, or other distribution of, shares of Common Stock,

          (ii) subdivide its outstanding shares of Common Stock into a larger number of shares of Common Stock, or

          (iii) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock, then (1) the number of shares of Common Stock for which this Warrant is exercisable immediately after the occurrence of any such event shall be adjusted to equal the number of shares of Common Stock which a record holder of the same number of shares of Common Stock for which this Warrant is exercisable immediately prior to the occurrence of such event would own or be entitled to receive after the happening of such event, and (2) the Warrant Price then in effect shall be adjusted to equal (A) the Warrant Price then in effect multiplied by the number of shares of Common Stock for which this Warrant is exercisable immediately prior to the adjustment divided by (B) the number of shares of Common Stock for which this Warrant is exercisable immediately after such adjustment.

     (c)     Form  of  Warrant after Adjustments.  The form of this Warrant need
             -----------------------------------
not be changed because of any adjustments in the Warrant Price or the number and kind of Securities purchasable upon the exercise of this Warrant.

(d)     Escrow  of  Warrant  Stock.  If after any property becomes distributable
        --------------------------
pursuant to this Section 4 by reason of the taking of any record of the holders of Common Stock, but prior to the occurrence of the event for which such record is taken, and the Holder exer-cises this Warrant, any shares of Common Stock issuable upon exercise by reason of such adjustment shall be deemed the last shares of Common Stock for which this Warrant is exercised (notwithstanding any other provision to the contrary herein) and such shares or other property shall be held in escrow for the Holder by the Issuer to be issued to the Holder upon and to the extent that the event actually takes place, upon payment of the current Warrant Price. Notwithstanding any other provision to the contrary herein, if the event for which such record was taken fails to occur or is rescinded, then such escrowed shares shall be cancelled by the Issuer and escrowed property returned.

     5.     Notice  of Adjustments.  Whenever the Warrant Price or Warrant Share
            ----------------------
Number  shall  be  adjusted  pursuant  to Section 4 hereof (for purposes of this
Section  5,  each  an  "adjustment"), the Issuer shall cause its Chief Financial
Officer to prepare and execute a certificate setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated (including a description of the basis on which the Board made any determination hereunder), and the Warrant Price and Warrant Share Number after giving effect to such adjustment, and shall cause copies of such certificate to be delivered to the Holder of this Warrant promptly after each adjustment. Any dispute between the Issuer and the Holder of this Warrant with respect to the matters set forth in such certificate may at the option of the Holder of this Warrant be submitted to one of the national accounting firms currently known as the "big five" selected by the Holder, provided that the Issuer shall have ten (10) days after receipt of notice from
------
such Holder of its selection of such firm to object thereto, in which case such Holder shall select another such firm and the Issuer shall have no such right of objection. The firm selected by the Holder of this Warrant as provided in the preceding sentence shall be instructed to deliver a written opinion as to such matters to the Issuer and such Holder within thirty (30) days after submission to it of such dispute. Such opinion shall be final and binding on the parties hereto.

     6.     Fractional  Shares.  No  fractional  shares of Warrant Stock will be
            ------------------
issued in connection with and exercise hereof, but in lieu of such fractional shares, the Issuer shall make a cash payment therefor equal in amount to the product of the applicable fraction multiplied by the Per Share Market Value then in effect.

     7. [intentionally  omitted].

     8.  Ownership  Cap  and  Certain Exercise Restrictions. (a) Notwithstanding
         ---------------------------------------------------
anything to the contrary set forth in this Warrant, at no time may a holder of this Warrant exercise this Warrant if the number of shares of Common Stock to be issued pursuant to such exercise would exceed, when aggregated with all other shares of Common Stock owned by such holder at such time, the number of shares of Common Stock which would result in such holder owning more than 4.999% of all of the Common Stock outstanding at such time; provided, however, that upon a holder of this Warrant providing the Issuer with sixty-one (61) days notice (pursuant to Section 13 hereof) (the "Waiver Notice") that such holder would like to waive this Section 8(a) with regard to any or all shares of Common Stock issuable upon exercise of this Warrant, this Section 8(a) will be of no force or effect with regard to all or a portion of the Warrant referenced in the Waiver Notice; provided, further, that this provision shall be of no further force or effect during the sixty-one (61) days immediately preceding the expiration of the term of this Warrant; provided, further, that the Holder shall be entitled to waive this provision immediately in connection with the exercise of this Warrant with respect to Called Warrant Shares.
(b) The Holder may not exercise the Warrant hereunder to the extent such exercise would result in the Holder beneficially owning (as determined in accordance with Section 13(d) of the Exchange Act and the rules thereunder) in excess of 9.999% of the then issued and outstanding shares of Common Stock, including shares issuable upon exercise of the Warrant held by the Holder after application of this Section; provided, however, that upon a holder of this
                                 --------   -------
Warrant providing the Company with a Waiver Notice that such holder would like to waive this Section 8(b) with regard to any or all shares of Common Stock issuable upon exercise of this Warrant, this Section 8(b) shall be of no force or effect with regard to those shares of Warrant Stock referenced in the Waiver Notice; provided, further, that this provision shall be of no further force or
         --------   -------
effect during the sixty-one (61) days immediately preceding the expiration of the term of this Warrant; provided, further, that the Holder shall be entitled to waive this provision immediately in connection with the exercise of this Warrant with respect to Called Warrant Shares.

     9.     Definitions.  For  the purposes of this Warrant, the following terms
            -----------
have  the  following  meanings:

     "Board"  shall  mean  the  Board  of  Directors  of  the  Issuer.
      -----

     "Capital  Stock"  means  and  includes  (i)  any and all shares, interests,
      --------------
participations or other equivalents of or interests in (however designated) corporate stock, including, without limitation, shares of preferred or preference stock, (ii) all partnership interests (whether general or limited) in any Person which is a partnership, (iii) all membership interests or limited liability company interests in any limited liability company, and (iv) all equity or ownership interests in any Person of any other type.

     "Certificate  of  Incorporation"  means the Certificate of Incorporation of
      ------------------------------
the Issuer as in effect on the Original Issue Date, and as hereafter from time to time amended, modified, supplemented or restated in accordance with the terms hereof and thereof and pursuant to applicable law.

     "Common  Stock"  means the Common Stock, par value $0.001 per share, of the
      -------------
Issuer and any other Capital Stock into which such stock may hereafter be changed.

     "Governmental  Authority"  means  any  governmental,  regulatory  or
      -----------------------
self-regulatory  entity,  department,  body,  official,  authority,  commission,
      ------
board, agency or instrumentality, whether federal, state or local, and whether domestic or foreign.

     "Holders"  mean  the  Persons  who shall from time to time own any Warrant.
      -------
The  term  "Holder"  means  one  of  the  Holders.

     "Independent  Appraiser"  means  a  nationally recognized or major regional
      ----------------------
investment banking firm or firm of independent certified public accountants of recognized standing (which may be the firm that regularly examines the financial statements of the Issuer) that is regularly engaged in the business of appraising the Capital Stock or assets of corporations or other entities as going concerns, and which is not affiliated with either the Issuer or the Holder of any Warrant.

     "Issuer" means HiEnergy Technologies, Inc., a Delaware corporation, and its
      ------
successors.

     "Majority  Holders"  means  at any time the Holders of Warrants exercisable
      -----------------
for a majority of the shares of Warrant Stock issuable under the Warrants at the time outstanding.

     "Original  Issue  Date"  means  October  31,  2002.
      ---------------------

          "OTC  Bulletin  Board"  means the over-the-counter electronic bulletin
           --------------------
board.

     "Other  Common"  means  any  other Capital Stock of the Issuer of any class
      -------------
which shall be authorized at any time after the date of this Warrant (other than Common Stock) and which shall have the right to participate in the distribution of earnings and assets of the Issuer without limitation as to amount.

     "Person"  means  an  individual,  corporation,  limited  liability company,
      ------
partnership, joint stock company, trust, unincorporated organization, joint venture, Governmental Authority or other entity of whatever nature.

     "Per  Share  Market Value" means on any particular date (a) the closing bid
      ------------------------
price for a share of Common Stock in the over-the-counter market, as reported by the OTC Bulletin Board or in the National Quotation Bureau Incorporated (or similar organization or agency succeeding to its functions of reporting prices), or as reported by such other senior United States trading facility as the Issuer may elect, at the close of business on such date, or (b) if the Common Stock is not then reported by the OTC Bulletin Board or the National Quotation Bureau Incorporated (or similar organization or agency succeeding to its functions of reporting prices) or by such other senior United States trading facility as the Issuer may elect, then the average of the "Pink Sheet" quotes for the relevant conversion period, as determined in good faith by the Board, or (c) if the Common Stock is not then publicly traded the fair market value of a share of
Common  Stock  as determined by the Board in good faith; provided, however, that
                                                         --------  -------
the Majority Holders, after receipt of the determination by the Board, shall have the right to select, jointly with the Issuer, an Independent Appraiser, in which case, the fair market value shall be the determination by such Independent Appraiser; and provided, further that all determinations of the Per Share Market
               --------  -------
Value shall be appropriately adjusted for any stock dividends, stock splits or other similar transactions during such period. The determination of fair market value shall be based upon the fair market value of the Issuer determined on a going concern basis as between a willing buyer and a willing seller and taking into account all relevant factors determinative of value, and shall be final and binding on all parties. In determining the fair market value of any shares of Common Stock, no consideration shall be given to any restrictions on transfer of the Common Stock imposed by agreement or by federal or state securities laws, or to the existence or absence of, or any limitations on, voting rights.

    "Registration Statement" means a registration statement on Form SB-2
    ----------------------
registering the  Warrant  Stock.

    "Securities" means any debt or equity securities of the Issuer, whether now
      ----------
or hereafter authorized, any instrument convertible into or exchangeable for Securities or a Security, and any option, warrant or other right to purchase or acquire any Security. "Security" means one of the Securities.

     "Securities  Act"  means  the  Securities  Act  of 1933, as amended, or any
      ---------------
similar  federal  statute  then  in  effect.

     "Subsidiary" means any corporation at least 50% of whose outstanding Voting
      ----------
Stock shall at the time be owned directly or indirectly by the Issuer or by one or more of its Subsidiaries, or by the Issuer and one or more of its Subsidiaries.

     "Term"  has  the  meaning  specified  in  Section  1  hereof.
      ----

"Trading  Day"  means  (a)  a day on which the Common Stock is traded on the OTC
 ------------
Bulletin Board, or (b) if the Common Stock is not traded on the OTC Bulletin Board, a day on which the Common Stock is quoted in the over-the-counter market as reported by the National Quotation Bureau Incorporated (or any similar organization or agency succeeding its functions of reporting prices) or such other senior United States trading facility as in the issuer may elect; provided, however, that in the event that the Common Stock is not listed or
---------   -------
quoted as set forth in (a) or (b) hereof, then Trading Day shall mean any day except Saturday, Sunday and any day which shall be a legal holiday or a day on which banking institutions in the State of New York are authorized or required by law or other government action to close.

     "Voting  Stock"  means, as applied to the Capital Stock of any corporation,
      -------------
Capital Stock of any class or classes (however designated) having ordinary voting power for the election of a majority of the members of the Board of Directors (or other governing body) of such corporation, other than Capital Stock having such power only by reason of the happening of a contingency.

     "Warrants"  means this Warrant, and any other warrants of like tenor issued
      --------
in  substitution  or  exchange  for  any  thereof  pursuant to the provisions of
Section  2(c),  2(d)  or  2(e)  hereof  or  of  any  of  such  other  Warrants.

     "Warrant  Price"  initially means U.S. $1.35, as such price may be adjusted
      --------------
from time to time as shall result from the adjustments specified in this Warrant, including Section 4 hereto.

     "Warrant  Share Number" means at any time the aggregate number of shares of
      ---------------------
Warrant Stock which may at such time be purchased upon exercise of this Warrant, after giving effect to all prior adjustments to such number made or required to be made under the terms hereof.

     "Warrant Stock" means Common Stock issuable upon exercise of any Warrant or
      -------------
Warrants  or  otherwise  issuable  pursuant  to  any  Warrant  or  Warrants.

     10.     Other  Notices.  In  case  at  any  time:
             --------------

     (A) the Issuer shall make any distributions to the holders of Common Stock; or

     (B) the Issuer shall authorize the granting to all holders of its Common Stock of rights to subscribe for or purchase any shares of Capital Stock of any class or other rights; or

     (C) there shall be any reclassification of the Capital Stock of the Issuer; or

     (D)  there shall be any capital reorganization by the Issuer; or


     (E)  there shall be any (i) consolidation or merger involving the Issuer or
          (ii) sale, transfer or other disposition of all or substantially all of the Issuer's property, assets or business (except a merger or other reorganization in which the Issuer shall be the surviving corporation and its shares of Capital Stock shall continue to be outstanding and unchanged and except a consolidation, merger, sale, transfer or other disposition involving a wholly-owned Subsidiary); or

     (F) there shall be a voluntary or involuntary dissolution, liquidation or winding-up of the Issuer or any partial liquidation of the Issuer or distribution to holders of Common Stock;

then, in each of such cases, the Issuer shall give written notice to the Holder of the date on which (i) the books of the Issuer shall close or a record shall be taken for such dividend, distribution or subscription rights or (ii) such reorganization, reclassification, consolidation, merger, disposition, dissolution, liquidation or winding-up, as the case may be, shall take place. Such notice also shall specify the date as of which the holders of Common Stock of record shall participate in such dividend, distribution or subscription rights, or shall be entitled to exchange their certificates for Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, disposition, dissolution, liquidation or winding-up, as the case may be. Such notice shall be given at least twenty
(20) days prior to the action in question and not less than twenty (20) days prior to the record date or the date on which the Issuer's transfer books are closed in respect thereto. The Holder shall have the right to send two (2) representatives selected by it to each meeting, who shall be permitted to attend, but not vote at, such meeting and any adjournments thereof. This
Warrant entitles the Holder to receive copies of all financial and other information distributed or required to be distributed to the holders of the Common Stock.

     11.     Amendment  and  Waiver.  Any term, covenant, agreement or condition
             ----------------------
in this Warrant may be amended, or compliance therewith may be waived (either generally or in a particular instance and either retroactively or prospectively), by a written instrument or written instruments executed by the Issuer and the Majority Holders; provided, however, that no such amendment or
                                    --------  -------
waiver shall reduce the Warrant Share Number, increase the Warrant Price, shorten the period during which this Warrant may be exercised or modify any provision of this Section 11 without the consent of the Holder of this Warrant.

     12.     Governing  Law.  THIS WARRANT SHALL BE GOVERNED BY AND CONSTRUED IN
             --------------
ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICTS OF LAW.

     13.     Notices.  Any and all notices or other communications or deliveries
             -------
required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earlier of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified for notice prior to 5:00 p.m., eastern time, on a Trading Day, (ii) the Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified for notice later than 5:00 p.m., eastern time, on any date and earlier than 11:59 p.m., eastern time, on such date, (iii) the Trading Day following the date of mailing, if sent by nationally recognized overnight courier service or
(iv)  actual  receipt  by the party to whom such notice is required to be given.

The addresses for such communications shall be with respect to the Holder of this Warrant or of Warrant Stock issued pursuant hereto, addressed to such Holder at its last known address or facsimile number appearing on the books of the Issuer maintained for such purposes, or with respect to the Issuer, addressed to:

                         HiEnergy Technologies, Inc.
                         1601  Alton  Parkway,  Unit  B
                         Irvine,  California  92606
                         Attention:  President
                         Tel.  No.:  (949)  757-0855
                         Fax  No.:  (949)  757-1477

     with a copy to:     QED Law Group, P.L.L.C.
                         3200  NW  68th  Street
                         Seattle,  Washington  98117
                         Attention:  Shea  Wilson,  Esq.
                         Tel  No.:  (206)  781-7887
                         Fax  No.:  (206)  781-8002

Any party hereto may from time to time change its address for notices by giving at least ten (10) days written notice of such changed address to the other party hereto.

     14.     Warrant Agent.  The Issuer may, by written notice to each Holder of
             -------------
this Warrant, appoint an agent having an office in New York, New York for the purpose of issuing shares of Warrant Stock on the exercise of this Warrant pursuant to subsection (b) of Section 2 hereof, exchanging this Warrant pursuant to subsection (d) of Section 2 hereof or replacing this Warrant pursuant to subsection (d) of Section 3 hereof, or any of the foregoing, and thereafter any such issuance, exchange or replacement, as the case may be, shall be made at such office by such agent.

     15.     Remedies.  The  Issuer  stipulates  that the remedies at law of the
             --------
Holder of this Warrant in the event of any default or threatened default by the Issuer in the performance of or compliance with any of the terms of this Warrant are not and will not be adequate and that, to the fullest extent permitted by law, such terms may be specifically enforced by a decree for the specific performance of any agreement contained herein or by an injunction against a violation of any of the terms hereof or otherwise.

     16.     Successors  and  Assigns.  This  Warrant  and  the rights evidenced
             ------------------------
hereby shall inure to the benefit of and be binding upon the successors and assigns of the Issuer, the Holder hereof and (to the extent provided herein) the Holders of Warrant Stock issued pursuant hereto, and shall be enforceable by any such Holder or Holder of Warrant Stock.

     17.     Modification  and Severability.  If, in any action before any court
             ------------------------------
or agency legally empowered to enforce any provision contained herein, any provision hereof is found to be unenforceable, then such provision shall be deemed modified to the extent necessary to make it enforceable by such court or agency. If any such provision is not enforceable as set forth in the preceding sentence, the unenforceability of such provision shall not affect the other provisions of this Warrant, but this Warrant shall be construed as if such unenforceable provision had never been contained herein.

     18.     Headings.  The  headings  of  the  Sections of this Warrant are for
             --------
convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.

     IN WITNESS WHEREOF, the Issuer has executed this Warrant as of the day and year first above written.


                              HIENERGY  TECHNOLOGIES,  INC.



                              By:
                                  ---------------------------------
                                    Name:     Tom  Pascoe
                                              ---------------------

                                    Title:     CEO  and  President
                                               -------------------

                                  EXERCISE FORM

                           HIENERGY TECHNOLOGIES, INC.

The undersigned _______________, pursuant to the provisions of the within Warrant, hereby elects to purchase _____ shares of Common Stock of HiEnergy Technologies, Inc. covered by the within Warrant.

Dated: _________________          Signature     ___________________________

     Address     _____________________
     _____________________

                                   ASSIGNMENT

FOR VALUE RECEIVED, _________________ hereby sells, assigns and transfers unto __________________ the within Warrant and all rights evidenced thereby and does irrevocably constitute and appoint _____________, attorney, to transfer the said Warrant on the books of the within named corporation.

Dated: _________________          Signature     ___________________________

                                  Address       _____________________
                                                _____________________

                               PARTIAL ASSIGNMENT

FOR VALUE RECEIVED, _________________ hereby sells, assigns and transfers unto __________________ the right to purchase _________ shares of Warrant Stock evidenced by the within Warrant together with all rights therein, and does irrevocably constitute and appoint ___________________, attorney, to transfer that part of the said Warrant on the books of the within named corporation.

Dated: _________________          Signature     ___________________________

                                  Address       _____________________
                                                _____________________

                           FOR USE BY THE ISSUER ONLY:

This Warrant No. W-_____ canceled (or transferred or exchanged) this _____ day of ___________, _____, shares of Common Stock issued therefor in the name of _______________, Warrant No. W-_____ issued for ____ shares of Common Stock in the name of _______________.